                                                                    EXHIBIT 32.2


              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Sanmina-SCI Corporation (the "Company") on Form 10-Q for the quarter ended December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Rick R. Ackel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ RICK R. ACKEL
                                        -----------------------
                                        Rick R. Ackel
                                        Chief Financial Officer
                                        Date: February 6, 2004